Exhibit  32.1

    CERTIFICATION PURSUANT TO     18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Report of Mason Hill Holdings, Inc. (the "Company") on Form 10-QKB for the period ending March 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey Eiten, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with he requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:     March 31,  2004

     /s/  Geoffrey  Eiten
        Geoffrey Eiten
     President